UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 15, 2005
                Date of Report (Date of earliest event reported)

                            COLONIAL COMMERCIAL CORP.
               (Exact name of Registrant as Specified in Charter)

         NEW YORK                    1-6663               11-2037182
(State or other Jurisdiction    (Commission File        (IRS Employer
      of Incorporation)              Number)          Identification No.)

            275 WAGARAW ROAD, HAWTHORNE,                    07506
                     NEW JERSEY
       (Address of Principal Executive Offices)           (Zip Code)

        Registrant's Telephone Number, Including Area Code: 973-427-8224

           120 NEW SOUTH ROAD, HICKSVILLE,                   11801
                      NEW YORK
                      (Address)                           (Zip Code)
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 15, 2005 Colonial Commercial Corp. (the "Company") issued a press release announcing its financial results for the fiscal quarter ended June 30, 2005. A copy of this press release is furnished as Exhibit 99.1 to this report.

     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.     Description

   99.1         Press Release dated August 15, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      COLONIAL COMMERCIAL CORP.
                                      -------------------------
                                            (Registrant)

                                          /s/ Bernard Korn
                                          ----------------
                                            Bernard Korn
                                        Chairman of the Board
                                            and President

                                          /s/ William Salek
                                          -----------------
                                            William Salek
Date: August 15, 2005                  Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.     Description

   99.1         Press Release dated August 15, 2005